UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	March 24, 2008

Cooper Industries, Ltd.
(Exact Name of Registrant as Specified in its Charter)

1-31330 (Commission File Number)	Bermuda (State or Other Jurisdiction of Incorporation)	98-0355628 (IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas (Address of Principal Executive Offices)		77002 (Zip Code)
713/209-8400
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Each of Cooper Bussmann, Inc., Cooper Lighting, Inc. and Cooper Power Systems, Inc., indirect, wholly owned subsidiaries of Cooper Industries, Ltd., converted from a corporation incorporated under Delaware law, to a limited liability company formed under Delaware law, effective January 1, 2008. In connection with this conversion, the names of these subsidiaries were changed to “Cooper Bussman, LLC”, “Cooper Lighting, LLC” and “Cooper Power Systems, LLC.” at the same time. This Item 8.01 of this Current Report on Form 8-K is incorporated by reference into the registration statement on Form S-3 (registration no. 333-143688) of Cooper Industries Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER INDUSTRIES, LTD. (Registrant)
Date: March 24, 2008	/s/ Terrance V. Helz
Terrance V. Helz
Associate General Counsel and Secretary